UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2014

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip code)

(905) 876-1118
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Tribute Pharmaceuticals Canada Inc., an Ontario corporation (the “Company”), is filing this Amendment on Form 8-K/A (this “Amendment”) to amend the Current Report on Form 8-K (the “Original Form 8-K”) originally filed with the Securities and Exchange Commission (the “Commission”) on October 8, 2014 (the “Original Filing Date”). The sole purpose of this Amendment is to file revised versions of Exhibits 2.1 and 2.2 in order to disclose certain information for which confidential treatment had been initially requested and is no longer being sought by the Company. Exhibits 2.1 and 2.2 hereto supersede in their entirety Exhibits 2.1 and 2.2, respectively, as previously filed with the Original Form 8-K. This Amendment continues to speak as of the Original Filing Date, and the Company has not updated the disclosures contained therein to reflect any events that occurred subsequent to the Original Filing Date. Certain changes in Exhibits 2.1 and 2.2 were made in response to comments the Company received from the Commission to the Company’s initial confidential treatment request.

Exhibit 99.1 furnished herewith shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Amendment shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Amendment, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed or furnished, as applicable, herewith:

Exhibit No.	Description

2.1*#	Asset Purchase Agreement, dated as of October 2, 2014, by and among Tribute Pharmaceuticals Canada Inc. and Novartis AG and Novartis Pharma AG

2.2*#	License Agreement, dated as of October 2, 2014, by and among Tribute Pharmaceuticals Canada Inc. and Novartis AG, Novartis Pharma AG and Novartis Pharmaceuticals Canada Inc.

99.1**	Press Release dated October 2, 2014

*	Filed herewith.
**	Previously furnished as an exhibit to the Original Form 8-K.
#
Confidential portions of this Exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Exchange Act. Certain annexes to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the annexes to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: December 9, 2014	By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*#	Asset Purchase Agreement, dated as of October 2, 2014, by and among Tribute Pharmaceuticals Canada Inc. and Novartis AG and Novartis Pharma AG

2.2*#	License Agreement, dated as of October 2, 2014, by and among Tribute Pharmaceuticals Canada Inc. and Novartis AG, Novartis Pharma AG and Novartis Pharmaceuticals Canada Inc.

99.1**	Press Release dated October 2, 2014

*	Filed herewith.
**	Previously furnished as an exhibit to the Original Form 8-K.
#
Confidential portions of this Exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Exchange Act. Certain annexes to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the annexes to the Commission upon request.